UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 02, 2024

PERDOCEO EDUCATION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Rd. Suite 350
Schaumburg, Illinois		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 781-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2024 (the “Closing Date”), Perdoceo Education Corporation, a Delaware corporation (the “Company”) completed its previously announced acquisition of University of St. Augustine Parent Corp., a Delaware corporation (“USAPC”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) with Lighthouse Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of the Company (“Merger Sub”), USAPC, and APH GP LP, an Ontario limited partnership, solely in its capacity as seller representative. USAPC is the 100% indirect owner of University of St. Augustine for Health Sciences, LLC.

Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into USAPC (the “Merger”), with USAPC surviving the Merger as a wholly-owned direct subsidiary of the Company. The Company paid an aggregate cash purchase price of $138.0 million (net of cash acquired), which is subject to customary post-closing adjustments and escrow arrangements.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 2, 2024, the Company issued a press release announcing the completion of the Merger and reaffirming that the Company remains on track to achieve its full year adjusted operating income outlook of $188 million to $191 million, as disclosed in the Company’s previous quarterly earnings release, subject to the assumptions and factors set forth therein. A copy of the press release is being furnished as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The exhibits required by Item 601 of Regulation S-K are listed in the “Exhibit Index” which is contained in this Current Report on Form 8-K and are incorporated by reference herein.

Exhibit Index

Exhibit Number	Description of Exhibits

2.1*

Agreement and Plan of Merger dated July 15, 2024 by and among Perdoceo Education Corporation, Lighthouse Merger Sub, Inc., University of St. Augustine Parent Corp. and APH GP LP, solely in its capacity as the Seller Representative (incorporated by reference from the Company’s Current Report on Form 8-K, File No. 000-23245, filed July 16, 2024.)

99.1	Press release of the Company dated December 2, 2024 reporting the completion of the Merger.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

Date:	December 2, 2024	By:	/s/ Ashish R. Ghia
Senior Vice President and Chief Financial Officer